Acquisitions Los Angeles Acquisition Pro Forma Financial Information (Details) - Los Angeles Acquisition - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Business Acquisition, Pro Forma Information
Revenues	$ 43,510	$ 44,695
Net Earnings attributable to Tesoro Corporation	$ 515	$ 886
Basic Earnings Per Share from Continuing Operations	$ 3.67	$ 7.31
Diluted Earnings Per Share from Continuing Operations	$ 3.61	$ 7.20